                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                   FORM N-CSR

                         CERTIFIED SHAREHOLDER REPORT OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-8942

                          FIRST CAROLINA INVESTORS, INC
             -------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             9374 A FOUNDERS STREET
                         FORT MILL, SOUTH CAROLINA 29708
             ------------------------------------------------------
                    (Address of principal executive offices)

                                 Brent D. Baird
                         First Carolina Investors, Inc.
                             9374 A Founders Street
                         Fort Mill, South Carolina 29708
             ------------------------------------------------------
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 803-802-0890

                      Date of fiscal year end: December 31

                   Date of reporting period: December 31, 2005


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-l). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles. A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Item 1.  Report to Stockholders.

         The Registrant's Report to Shareholders at December 31, 2005 is furnished within the filing of this Form N-CSR.

                         FIRST CAROLINA INVESTORS, INC.

                                      2005
                                 ANNUAL REPORT

Company Profile
FIRST CAROLINA INVESTORS, INC.

Description of Business

First Carolina Investors, Inc. (the "Company") was organized
December 2, 1971. The
Company is a non-diversified, closed-end management investment company under The Investment Company Act of 1940.
FORM N-SAR

A copy of the Company's December 31, 2005 report on Securities and Exchange Commission Form N-SAR will be furnished without charge to shareholders upon written request directed to the Assistant
Secretary, First Carolina
Investors, Inc., P.O. Box 1827,
Fort Mill, SC 29716
Table of Contents

Management's Discussion and Analysis
  of Financial Conditions and Results
  of Operations......................    1
Management's Report..................    3
Independent Registered Public
  Accountants Report.................    4
Financial Statements.................    5
Notes to Financial Statements........    9
Financial Highlights.................   14

Quarterly Stock Prices (OTC Bulletin Board) and Dividends Paid Per Share

--------------------------------------------------------------------------------

                                      2005
--------------------------------------------------------------------------------

Quarter                               First             Second            Third             Fourth
High Bid                              $68.50            65.75              61.00             58.00
Low Bid                               $53.00            55.00              57.00             33.00
Cash Dividends                        $ 0.50             0.50               0.50             20.00

--------------------------------------------------------------------------------

                                      2004
--------------------------------------------------------------------------------

Quarter                              First             Second            Third             Fourth
High Bid                             $85.00            85.00              84.00            96.00
Low Bid                              $76.00            76.00              74.00            56.00
Cash Dividends                       $ 0.50             0.50               0.50            35.00

--------------------------------------------------------------------------------

There were approximately 309 record holders of Shares of Common Stock at January 3, 2006.

This stock is not actively traded.

Management's Discussion and Analysis of Financial Conditions and Results of Operations
FIRST CAROLINA INVESTORS, INC.
--------------------------------------------------------------------------------

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

First Carolina Investors, Inc. (the "Company") was organized December 2, 1971 as a South Carolina unincorporated business trust. On July 1, 1987 the Company incorporated by merging into a wholly owned subsidiary (First Carolina Investors, Inc.) established solely for this purpose. The Company was incorporated November 24, 1986 under the laws of the State of Delaware.

From the inception of operations through and until December 31, 1975 the Company operated as a real estate investment trust ("REIT") as defined in the Internal Revenue Code. Subsequently the Company became active in land development through both direct ownership and joint ventures as well as investments in equity securities of financial and other entities. Real estate activities continued to be the Company's primary business through the end of 1994. On January 3, 1995 the Company, pursuant to the requirements of The Investment Company Act of 1940, filed notification of registration.

The Company is a closed-end, non-diversified management investment company. As a closed-end, non-diversified management investment company, the Company values assets and liabilities at estimated fair value.

2005 OPERATIONS COMPARED TO 2004

The net asset value of the Company as a result of operations increased by $4,822,797 or $5.44 per share during 2005 as compared to $4,090,619 or $4.61 per share during 2004. During 2005, the Company decreased its investments in non-investment grade fixed income securities. Total value of high yield debt was $3,029,831 at the end of 2005 as compared to $6,237,159 at the end of 2004. At the end of 2005 the value of the Company's investment in M & T Bank Corporation was $19,083,750 compared to $24,264,000 at the end of 2004.

During 2005 the Company sold 50,000 shares of M & T Bank Corporation resulting in an after tax realized gain of $3,091,000. During 2004, the Company sold 25,000 shares of M & T Bank Corporation resulting in an after tax realized gain of $1,496,000. In 2005, the Company sold Allied Healthcare, Inc. at a gain of $2,334,843 and AON Corporation for a gain of $607,185. Additional gain on sale of securities was recognized on the sale of Mercantile Bankshares Corporation and Evans Bancorp, Inc. totaling $838,581. The Company sold $5,000,000 of Call-Net Enterprises, Inc. at a gain of $2,485,995.

In 2005, the Company purchased 68,600 shares of Freddie Mac Series L Preferred, a financial service company located in McLean, VA which provides funding for residential mortgages. The average price per share was $36.44. The Company also purchased $2,920,700 of Marsh & McLennan Companies, Inc., at an average price of $29.17. Through its subsidiaries, Marsh & McLennan Companies, Inc. operates as a professional services company including risk and insurance services, investment management and consulting. The company is located in New York, NY. The Company also purchased $2,000,000 principal amount of Sea Containers Ltd. debentures, a passenger and freight transport and marine container leasing company, operating in four segments of ferry, rail, container and leisure. The company is located in Hamilton, Bermuda.

Investment income, net, was $3,302,695 for 2005 as compared to $2,155,623 for 2004. The net gain realized on investments in securities, net of income taxes, was $7,156,777 in 2005 as compared to the net loss realized of $1,720,461 in 2004. The decrease in net unrealized appreciation of investments was $5,636,675 in 2005 as compared to an increase of $3,655,457 in 2004. These components combined to produce a net increase in net assets resulting from operations of $4,822,797 in 2005 compared to an increase of $4,090,619 in 2004.

At year end net asset value per share was $45.39 in 2005 and $61.45 in 2004. The 2005 year-end net asset value was reduced by $20.00 dividend in December, 2005. See Note 8 of Notes to Financial Statements.

Dividend income decreased during 2005 to $966,961 as compared to $1,085,132 in 2004. The sale of shares of four stocks resulted in the decrease. M & T Bank Corporation continues to be the largest contributor to dividend income. For additional information, including a detailed list of dividends received, see
Note 2 of Notes to Financial Statements. At the end of 2005, three of the Company's investees did not pay dividends or interest and are therefore considered non-income producing as compared to four in 2004.

Interest income for 2005 was $1,468,905 as compared to $2,478,200 for 2004. During 2005 interest income reported from fixed income securities was $666,695 as compared to $1,274,823 for 2004. The majority of the decrease in interest income is due to the Company's sale of investments in distressed and high yield debt originally purchased at a significant discount to par. Included in the interest income from fixed income securities, the interest income from discount accretion on distressed and high yield debt was

$302,399 in 2005 as compared to $924,763 in 2004. The decrease in 2005 resulted from the call of Call-Net Enterprises, Inc. Senior Notes. Also during 2005, other interest income received from money market fund investments was $499,811 as compared to $278,613 in 2004.

General and administrative expense remained relatively unchanged in 2005 to $96,735 as compared to $95,753 during 2004. For both years personnel costs were a large component.

The directors fees in 2005 and 2004 included a $10,000 annual retainer fee per director. The Chairman of the Audit Committee received a $5,000 annual retainer fee. During 2005 the director fees were $126,000 and $130,000 in 2004. Effective 2004, the President no longer receives any remuneration. Refer to Note 9 in the Notes to Financial Statements.

Professional fees increased in 2005 to $258,993 as compared to $185,700 in 2004, as services for attorney fees increased for various services. Professional fees included audit, tax, legal, bank fees, and Company compliance officer fees.

Other expenses increased in 2005 to $54,321 as compared to $41,271 during 2004. Other expenses include registrar and transfer agent fees and printing fees.

A special dividend of $20.00 per share in 2005 and $35.00 in 2004 were paid based on the Company's accumulated undistributed earnings and profits, the excess liquidity of the Company and the favorable income tax provisions accorded qualifying dividends under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

INTERNAL AND EXTERNAL SOURCES OF LIQUIDITY

The two major components of the Company's source of liquidity are investments in securities and cash (including short term investments).

INVESTMENTS IN SECURITIES

While investments consist mainly of marketable securities, they are considered mid to long term investments.

REAL ESTATE

It is our present policy not to make additional active real estate investments.

CASH, INCLUDING SHORT TERM INVESTMENTS

At December 31, 2005 and 2004, the Company held net cash and short term investments consisting of a money market mutual fund of $5,698,633 and $9,624,524, respectively, which is highly liquid and accordingly is the Company's best source of liquidity.

COMMITMENTS FOR CAPITAL EXPENDITURES

The Company has no contractual commitments to purchase additional equity securities.

The Company's stock repurchase program had been in effect since 1980. As of December, 2003 the Company discontinued repurchasing shares.

CRITICAL ACCOUNTING POLICY

Our accounting and reporting policies are in accordance with accounting principles generally accepted in the United States of America, and they conform to general practices within the industry. The application of these principles involves judgments and the use of estimates based on assumptions that involved uncertainty at the time of estimation. We have identified the policy for valuing investments in securities that are privately held issuers or for which market quotations are not readily available as a critical accounting policy. Securities for which market quotations are not readily available are valued at fair value as determined by the Pricing Committee of the Board of Directors. The pricing committee may consider, if available, financial statements such as balance sheets and statements of operations: business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of securities; and other factors which the pricing committee deems relevant.

SUMMARY

During 2005 the net increase in net assets resulting from operations was $4,822,797 as compared to an increase of $4,090,619 for 2004. At December 31, 2005 net assets per share are $45.39. This is a decrease of $16.06 per share from the December 31, 2004 net assets per share of $61.45 and also reflects the payment of dividends of $21.50 per share in 2005.

--------------------------------------------------------------------------------
Management's Report
FIRST CAROLINA INVESTORS, INC.
--------------------------------------------------------------------------------

The Management of First Carolina Investors, Inc. is responsible for the preparation, integrity and objectivity of the financial statements and other information in the accompanying Annual Report. These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and necessarily include some estimates which are based upon Management's judgment.

Management is also responsible for establishing and maintaining a system of internal controls to provide reasonable assurance that assets are safeguarded, transactions are properly executed and financial records are adequate and reliable for the preparation of financial statements.

The system of internal controls, while restricted due to having only one employee, provides for certain divisions of responsibilities. Management monitors the system for compliance and performs analytical reviews for reasonableness. Management believes that, as of December 31, 2005, the Company's system of internal controls is adequate to accomplish the objectives discussed herein.

The Audit Committee of the Board of Directors meets periodically with Management and the independent registered public accountants to review matters relating to the quality of financial reporting, internal accounting control and the results of the annual independent audit. The independent registered public accountants have direct and unlimited access to the Audit Committee with or without Management present.

The accompanying financial statements have been audited by KPMG LLP, independent registered public accountants, in accordance with the standards of the Public Company Accounting Oversight Board (United States). Their audit includes consideration of the Company's system of internal controls in order to establish a basis for reliance thereon in determining the nature, extent and timing of auditing procedures required to support their opinion on the financial statements.

Brent D. Baird
President

Report of Independent Registered Public Accounting Firm
FIRST CAROLINA INVESTORS, INC.
--------------------------------------------------------------------------------

The Directors and Shareholders
First Carolina Investors, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of investments, of First Carolina Investors, Inc. as of December 31, 2005 and 2004 and the related statements of operations and the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005 and 2004, by correspondence with the custodian and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Carolina Investors, Inc. as of December 31, 2005 and 2004 and the results of its operations and the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

                                         /s/ KPMG LLP
Charlotte, North Carolina
February 23, 2006

                         FIRST CAROLINA INVESTORS, INC.
                      Statements of Assets and Liabilities
                           December 31, 2005 and 2004

                                                             2005          2004
                                                          -----------   ----------
Assets
Investments in securities, at fair value (note 2) (cost
   of $20,981,844 in 2005 and 26,242,661 in 2004)         $43,592,810   57,981,437
Short term money market investments                         5,698,633    9,624,524
Accrued dividend and interest receivable                      111,833       78,984
Amount due from sale of security                              105,175           --
Other assets (note 3)                                       2,501,994    2,414,245
                                                          -----------   ----------
      Total assets                                         52,010,445   70,099,190
                                                          -----------   ----------

Liabilities
Accounts payable and accrued liabilities (note 4)           2,575,559    2,486,708
Federal and state income taxes payable                        948,485      922,062
Deferred income taxes payable (note 5)                      8,247,914   12,211,131
                                                          -----------   ----------
      Total liabilities                                    11,771,958   15,619,901
                                                          -----------   ----------

Net Assets                                                $40,238,487   54,479,289
                                                          ===========   ==========
Analysis of Net Assets:
      Net capital paid in on shares of capital stock        8,391,763    8,391,763
      Undistributed net investment income and realized
       gains                                               17,884,705   26,488,832
      Net unrealized appreciation of investments           13,962,019   19,598,694
                                                          -----------   ----------
Net Assets                                                $40,238,487   54,479,289
                                                          ===========   ==========
Net assets per share (3,500,000 no par value common
   shares authorized, 886,679 shares issued, 886,579
   shares outstanding, in 2005 and 2004, respectively)
   (note 7)                                               $     45.39        61.45
                                                          ===========   ==========

See accompanying notes to financial statements.

                         FIRST CAROLINA INVESTORS, INC.
                            Statements of Operations
                 For the years ended December 31, 2005 and 2004

                                                          2005           2004
                                                       -----------    -----------
INCOME
Dividends                                              $   966,961    $ 1,085,132
Interest                                                 1,468,905      2,478,200
Other                                                       15,885          3,950
                                                       -----------    -----------
Total income                                             2,451,751      3,567,282
                                                       -----------    -----------
EXPENSES
General and administrative                                  96,735         95,753
Director fees and expenses                                 127,478        140,486
Professional fees                                          258,993        185,700
State and local taxes                                       21,925         21,925
Other                                                       54,321         41,271
                                                       -----------    -----------
Total expenses                                             559,452        485,135
                                                       -----------    -----------
Earnings before income taxes and realized and
   unrealized appreciation on investments                1,892,299      3,082,147
Provision for income tax benefit (expense) (Note 5)      1,410,396       (926,524)
                                                       -----------    -----------
Investment income, net                                   3,302,695      2,155,623
Net gain (loss) realized on investments in
   securities, after income tax expense (benefit)
   of $4,433,145 in 2005 and $(1,065,711) in 2004        7,156,777     (1,720,461)
Net change in unrealized (depreciation) and
   appreciation of investments for the period,
   after deferred tax (benefit) expense of
   $(3,491,387) in 2005 and $2,264,312 in 2004          (5,636,675)     3,655,457
                                                       -----------    -----------
Net increase in net assets resulting from
   operations                                          $ 4,822,797    $ 4,090,619
                                                       ===========    ===========

See accompanying notes to financial statements.

                         FIRST CAROLINA INVESTORS, INC.
                      Statements of Changes in Net Assets
                 For the years ended December 31, 2005 and 2004

                                                                  2005               2004
                                                              ------------        -----------
Increase in net assets from operations
     Investment income, net                                   $  3,302,695          2,155,623
     Realized gain (loss) on investments, net                    7,156,777         (1,720,461)
     Change in unrealized appreciation (depreciation), net      (5,636,675)         3,655,457
                                                              ------------        -----------
          Net increase in net assets resulting from
            operations                                           4,822,797          4,090,619
Distributions to shareholders of $21.50 per share in 2005
  and $36.50 per share in 2004 from investment income, net
  (Note 8)                                                     (19,063,599)       (32,363,784)
                                                              ------------        -----------
          Total decrease                                       (14,240,802)       (28,273,165)
Net assets
          Beginning of year                                     54,479,289         82,752,454
                                                              ------------        -----------
          End of year (undistributed net investment income
            and realized gains of $17,884,705 in 2005 and
            $26,488,832 in 2004)                              $ 40,238,487         54,479,289
                                                              ============        ===========

See accompanying notes to financial statements.

                         FIRST CAROLINA INVESTORS, INC.
                            SCHEDULE OF INVESTMENTS
                           December 31, 2005 and 2004

                                                                                  2005                       2004
                                                                        ------------------------   ------------------------
                                                                        Principal                  Principal
                                                                          Amount                     Amount
                                                                        or Shares    Fair Value    or Shares    Fair Value
                                                                        ----------   -----------   ----------   -----------
          Common and Preferred Stocks - 93.0% in 2005 and 89.2% in
            2004
          FINANCIAL SERVICES
            75.4% in 2005 and 73.5% in 2004
          AON Corporation                                                       --   $        --      100,000   $ 2,386,000
          Evans Bancorp, Inc.                                               14,978       309,596       70,620     1,712,531
**, *     Finova Group, Inc.                                             3,393,684       203,621    2,000,000       320,000
          Freddie Mac Series L Preferred                                    68,600     2,483,320           --            --
          Keycorp                                                               --            --      100,000     3,390,000
          Marsh & McLennan Companies, Inc.                                 100,000     3,176,000           --            --
          M & T Bank Corporation                                           175,000    19,083,750      225,000    24,264,000
          Mercantile Bankshares Corporation                                 30,000     1,693,200       58,800     3,069,360
          Merchants Group, Inc.                                            121,100     3,651,165      121,100     2,906,400
          MANUFACTURING
            4.6% in 2005 and 13.9% in 2004
**, *     Allied Healthcare Products, Inc.                                      --            --      850,000     5,567,500
**, +, *  High Falls Brewery Company, LLC                                  193,900            --      193,900            --
          Sun-Rype Products Ltd.                                           177,200     1,844,652      177,200     1,614,824
          DIVERSIFIED
            20.0% in 2005 and 12.6% in 2004
**, *     Alderwoods Group, Inc.                                           265,745     4,217,373      265,745     3,018,862
          Halterm Income Fund                                              123,300       880,362      123,300       769,639
          Ravensource Fund                                                  74,000       494,690       74,000       406,482
          Winthrop Realty Trust PFD (Formerly: First Union Real Estate
            Equity Mortgage & Investments Preferred Conv Ser A)             91,000     2,525,250       91,000     2,318,680
                                                                                     -----------                -----------
          Total Common and Preferred Stocks (cost of $16,805,690 in
            2005 and $21,340,551 in 2004)                                             40,562,979                 51,744,278
                                                                                     -----------                -----------

          FIXED INCOME SECURITIES
            7.0% in 2005 and 10.8% in 2004
          AMR Corporation 9% Deb Due 2016                               $1,000,000       857,500           --            --
          Call-Net Enterprises, Inc. 10.625% Senior Secured Notes due
            2009                                                                --            --    5,000,000     5,000,000
**, +, *  High Falls Brewery Company, LLC 12% Notes due 2008            $1,110,000            --    1,110,000            --
          Moran Energy, Inc. 8.75% Sub Notes due 2008                   $   22,000        21,560       22,000        21,780
+, *      St. Paul Associates, LLC 12% Sub Notes due 2009               $  180,771       180,771      180,771       180,771
          Sea Containers Ltd 10.5% Bonds Due 2012                       $2,000,000     1,970,000           --            --
          Sizeler Property Investors, Inc. 9% Sub Deb Conv Multi CPN
            due 2009                                                            --            --      983,000     1,034,608
                                                                                     -----------                -----------
          Total Fixed Income Securities (cost of $4,176,154 in 2005
            and $4,902,110 in 2004)                                                    3,029,831                  6,237,159
                                                                                     -----------                -----------
          Total - 100% (cost of $20,981,844 in 2005 and $26,242,661 in
            2004)                                                                    $43,592,810                $57,981,437
                                                                                     ===========                ===========
          Short term money market investments                                        $ 5,698,633                $ 9,624,524
                                                                                     ===========                ===========
+         Fair Value determined by the Pricing Committee of the Board of Directors.
**        Non-Income Producing Securities in 2005.
*         Non-Income Producing Securities in 2004.
          See accompanying notes to financial statements.

FIRST CAROLINA INVESTORS, INC.
Notes to Financial Statements
December 31, 2005
--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, FINANCIAL STATEMENT PRESENTATION AND ORGANIZATION

       (a)   Organization

           First Carolina Investors, Inc. was organized December 2, 1971 and subsequently incorporated in the State of Delaware on July 1, 1987. On January 3, 1995, First Carolina Investors, Inc. registered as a non-diversified, closed-end management investment company under The Investment Company Act of 1940.

       (b)   Investments in Securities

           The Company records security transactions based on the trade date. Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities of privately-held issuers or for which market quotations are not readily available are valued at fair value as determined in good faith by the Company's Pricing Committee of the Board of Directors. In determining fair value, the Pricing Committee of the Board of Directors may consider, if available, financial statements; business and strategic plans; evaluations of major assets; quality of management; legal, contractual or market restrictions or limitations on sale of the securities; and other factors which the directors deem relevant. Realized gains and losses are determined based on the average cost of the securities sold.

           Interest income is recognized on the accrual basis. Dividend income is recognized on the ex-dividend date. Discounts and premiums on debentures are amortized to cost over the life of the debentures at the effective rate of interest.

       (c)   Income taxes

           The Company is subject to federal and state corporate income taxes. The Company accounts for deferred income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be realized or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

       (d)   Distributions to Shareholders

           Dividends payable to shareholders are recorded on the declaration date.

       (e)   Management's use of estimates

           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results may differ from these estimates.

(2)   INVESTMENTS IN SECURITIES

The Company's investments in common stocks and debentures, which are stated at fair value, are as follows:

                                                                            December 31, 2005
                                        -----------------------------------------------------------------------------------------
                                         Principal                                 Gross        Gross
                                         Amount or    Fair Value                 Unrealized   Unrealized
                                          Number      as a % of                   Holding      Holding        Fair      Dividend
                                         of Shares    Net Assets      Cost         Gains        Losses       Value       Income
                                        -----------   ----------   -----------   ----------   ----------   ----------   ---------
 Common and Preferred Stocks
-------------------------
 Alderwoods Group, Inc.                     265,745      10.5%     $ 3,052,834    1,164,539           --    4,217,373          --
 AON Corporation                                 --        --               --           --           --           --      45,000
 Ecology & Environment, Inc.                     --        --               --           --           --           --       2,397
 Evans Bancorp, Inc.                         14,978       0.8          245,478       64,118           --      309,596      40,615
 Finova Group, Inc.                       3,393,684       0.5          957,579           --     (753,958)     203,621          --
 Freddie Mac Series L Preferred              68,600       6.2        2,499,750           --      (16,430)   2,483,320      17,900
 Winthrop Realty Trust PFD (Formerly:
 First Union Real Estate Equity &
 Mortgage Investments Preferred Conv
 Ser A)                                      91,000       6.3        1,896,854      628,396           --    2,525,250     191,100
 Halterm Income Fund                        123,300       2.2          432,210      448,152           --      880,362     126,374
*High Falls Brewery Company, LLC            193,900       0.0          564,324           --     (564,324)          --          --
 Keycorp                                         --        --               --           --           --           --      32,500
 M & T Bank Corporation                     175,000      47.4          278,330   18,805,420           --   19,083,750     326,250
 Marsh & McLennan Companies, Inc.           100,000       7.9        2,920,700      255,300           --    3,176,000      17,000
 Mercantile Bankshares Corporation           30,000       4.2        1,145,444      547,756           --    1,693,200      76,668
*Merchants Group, Inc.                      121,100       9.1        1,839,880    1,811,285           --    3,651,165      66,605
 Ravensource Fund                            74,000       1.2          355,338      139,352           --      494,690       6,810
 Sun-Rype Products Ltd.                     177,200       4.6          616,969    1,227,683           --    1,844,652      17,742
 Fixed Income Securities
-------------------
 AMR Corporation 9% Bonds Due 2016      $ 1,000,000       2.1          771,812       85,688           --      857,500          --
 High Falls Brewing Company, LLC 12%
 Notes due 2008                         $ 1,110,000       0.0        1,110,000           --   (1,110,000)          --          --
 Moran Energy, Inc. 8.75% Sub Notes
 due 2008                               $    22,000       0.1           13,448        8,112           --       21,560          --
 St. Paul Associates, LLC 12% Notes
 due 2009                               $   180,771       0.4          180,771           --           --      180,771          --
 Sea Containers Ltd. 10% Bonds Due
 2012                                   $ 2,000,000       4.9        2,100,123           --     (130,123)   1,970,000          --
                                                                   -----------   ----------   ----------   ----------   ---------
                                                                   $20,981,844   25,185,801   (2,574,835)  43,592,810     966,961
                                                                   ===========   ==========   ==========   ==========   =========

                                                                            December 31, 2004
                                        -----------------------------------------------------------------------------------------
                                         Principal                                 Gross        Gross
                                         Amount or    Fair Value                 Unrealized   Unrealized
                                          Number      as a % of                   Holding      Holding        Fair      Dividend
                                         of shares    Net Assets      Cost         Gains        Losses       Value       Income
                                        -----------   ----------   -----------   ----------   ----------   ----------   ---------
 Common and Preferred Stocks
-------------------------
 Alderwoods Group, Inc.                     265,745       5.2%     $ 3,052,834           --      (33,972)   3,018,862          --
*Allied Healthcare Products, Inc.           850,000       9.6        2,391,625    3,175,875           --    5,567,500          --
 Aon Corporation                            100,000       4.1        2,619,600           --     (233,600)   2,386,000      30,000
 Ecology & Environment, Inc.                     --        --               --           --           --           --     130,135
 Evans Bancorp, Inc.                         70,620       3.0        1,236,450      476,081           --    1,712,531      45,062
 Finova Group, Inc.                       2,000,000       0.6          784,908           --     (464,908)     320,000          --
 First Union Real Estate Equity &
 Mortgage Investments Preferred Conv
 Ser A                                       91,000       4.0        1,896,854      421,826           --    2,318,680     197,610
 Halterm Income Fund                        123,300       1.3          432,210      337,429           --      769,639      54,100
*High Falls Brewery Company, LLC            193,900       0.0          564,324           --     (564,324)          --          --
 Keycorp                                    100,000       5.8        2,946,700      443,300           --    3,390,000      93,000
 M & T Bank Corporation                     225,000      41.8          357,830   23,906,170           --   24,264,000     360,000
 Mercantile Bankshares Corporation           58,800       5.3        2,245,028      824,332           --    3,069,360     103,947
*Merchants Group, Inc.                      121,100       5.0        1,839,880    1,066,520           --    2,906,400      48,440
 Price Legacy Corporation Series A Pfd           --        --               --           --           --           --       5,985
 Ravensource Fund                            74,000       0.7          355,338       51,144           --      406,482       4,598
 Sun-Rype Products Ltd.                     177,200       2.8          616,969      997,855           --    1,614,824      12,255
 Fixed Income Securities
-------------------
 Call-Net Enterprises, Inc. 10.625%
 Senior Unsecured Notes due 2008        $ 5,000,000       8.6        2,573,122    2,426,878           --    5,000,000          --
 High Falls Brewing Company, LLC 12%
 Notes due 2008                         $ 1,110,000       0.0        1,110,000           --   (1,110,000)          --          --
 Moran Energy, Inc. 8.75% Sub Notes
 due 2008                               $    22,000       0.0           13,306        8,474           --       21,780          --
 St. Paul Associates, LLC 12% Notes
 due 2009                               $   180,771       0.3          180,771           --           --      180,771          --
 Sizeler Property Investments, Inc. 9%
 Sub Deb Conv Multi CPN due 2008        $   983,000       1.8        1,024,912        9,696           --    1,034,608          --
                                                                   -----------   ----------   ----------   ----------   ---------
                                                                   $26,242,661   34,145,580   (2,406,804)  57,981,437   1,085,132
                                                                   ===========   ==========   ==========   ==========   =========

---------------

* Investments in affiliated companies in which the Company owns more than 5% of voting shares.

Cost of purchases and proceeds from sales of investment securities were $8,459,120 and $25,612,008 during 2005 and $8,099,160 and $27,944,142 during
2004. The net (loss) gain on sale of investments in other companies was $11,589,923 and $(2,786,172) for 2005 and 2004, respectively. Net gains and losses are computed using the average cost method.

The U.S. federal income tax basis of the Company's investments at December 31, 2005, was $19,541,527, and net unrealized appreciation for U.S. federal income tax purposes was $24,051,283 (gross unrealized appreciation $26,062,428; gross unrealized depreciation $2,011,145.) The difference between tax basis and the book basis of undistributed income is primarily due to computing gains and losses on investments using the specific identification method for tax and average cost for book purposes.

(3)   OTHER ASSETS

The components of other assets at December 31, 2005 and 2004 are as follows:

                                                                 2005                      2004
                                                              ----------                ----------
Deferred compensation, funded (note 4)                        $2,488,110                $2,401,736
Miscellaneous                                                     13,884                    12,509
                                                              ----------                ----------
                                                              $2,501,994                $2,414,245
                                                              ==========                ==========

The deferred compensation includes amounts owed to affiliate persons pursuant to a deferred compensation plan. The deferred compensation has accrued over twenty years. Contributions are no longer being made to the plan.

(4)   ACCOUNTS PAYABLE AND ACCRUED LIABILITIES

The components of accounts payable and accrued liabilities at December 31, 2005 and 2004 are as follows:

                                                                 2005                      2004
                                                              ----------                ----------
Overdrafts                                                    $    2,500                $    3,885
Trade accounts payable                                             7,860                     3,506
Deferred compensation (note 3)                                 2,488,110                 2,401,736
Miscellaneous accruals and payables                               77,089                    77,581
                                                              ----------                ----------
                                                              $2,575,559                $2,486,708
                                                              ==========                ==========

(5)   INCOME TAXES

Total income tax expense (benefit) for the years ended December 31, 2005 and 2004 are allocated as follows:

                                                  2005                            2004
                                      -----------------------------   -----------------------------
                                      Earnings (loss)                 Earnings (loss)
                                          before                          before
                                        Income Tax      Income Tax      Income Tax      Income Tax
                                      ---------------   -----------   ---------------   -----------
Investment income                       $ 1,892,299     $(1,410,396)    $ 3,082,147     $   926,524
Gain (loss) realized on investments
  in securities                          11,589,922       4,433,145      (2,786,172)     (1,065,711)
Change in unrealized appreciation
  (depreciation) of investments          (9,128,062)     (3,491,387)      5,919,769       2,264,312
                                        -----------     -----------     -----------     -----------
                                        $ 4,354,159     $  (468,638)    $ 6,215,744     $ 2,125,125
                                        ===========     ===========     ===========     ===========

The components of federal and state income tax expense (benefit) from continuing operations are summarized as follows:

                                                               2005                       2004
                                                            -----------                -----------
Current:
     Federal                                                $ 4,668,589                $  (586,609)
     State                                                   (1,174,010)                  (103,995)
                                                            -----------                -----------
                                                              3,494,579                   (690,604)
Deferred:
     Federal                                                 (3,445,149)                 2,447,660
     State                                                     (518,068)                   368,069
                                                            -----------                -----------
                                                             (3,963,217)                 2,815,729
                                                            -----------                -----------
                                                            $  (468,638)               $ 2,125,125
                                                            ===========                ===========

Income tax expense (benefit) for the years presented was different than the amounts computed by applying the statutory federal income tax rate to earnings before income taxes. Income tax expense (benefit) for 2005 and 2004 was $(468,638) for an effective tax rate of (10.8%) compared to $2,125,125 for an effective rate of 34.2%. The decrease in tax expense was primarily attributable to a reduction in previously accrued taxes due to reduced risk on certain tax contingencies. The sources of these differences and the tax effects of each are as follows:

                                                        2005          %         2004         %
                                                     -----------    -----    -----------    ----
Income tax expense at federal rate                   $ 1,524,044     35.0    $ 2,175,510    35.0
State income tax net of federal tax expense
  (benefit)                                           (1,759,644)   (40.4)       171,648     2.8
Dividend exclusion                                      (204,283)    (4.7)      (229,485)   (3.7)
Other                                                    (28,755)     (.7)         7,452      .1
                                                     -----------    -----    -----------    ----
     Provision for income tax expense (benefit)      $  (468,638)   (10.8)   $ 2,125,125    34.2
                                                     ===========    =====    ===========    ====

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2005 and 2004 are presented below:

                                                                 2005           2004
                                                              -----------   ------------
Deferred tax assets:
Deferred compensation liability                               $   951,702   $    918,664
                                                              -----------   ------------
Total gross deferred tax assets                                   951,702        918,664
                                                              -----------   ------------
Net deferred tax assets                                           951,702        918,664
                                                              -----------   ------------
Deferred tax liabilities:
Investments in securities, principally due to net unrealized
  gains on securities                                          (8,648,694)   (12,140,082)
Other basis differences in securities                            (550,922)      (989,713)
                                                              -----------   ------------
Total gross deferred tax liabilities                          $(9,199,616)  $(13,129,795)
                                                              -----------   ------------
Net deferred tax liability                                    $(8,247,914)  $(12,211,131)
                                                              ===========   ============

The calculation of deferred tax assets and liabilities at the end of each year is based on tax laws and rates enacted for future years.

Federal and state income tax returns of the Company for 2002 and subsequent years are subject to examination by the Internal Revenue Service and various other taxing authorities.

(6)   NET ASSETS PER SHARE

Net assets per share are based on the number of shares of common stock and common stock equivalents outstanding, after deducting treasury stock, 886,579 at December 31, 2005 and 2004.

(7)  SHARE REPURCHASE PROGRAM

During 2005 and 2004 no shares were repurchased.

As of December 31, 2005 and 2004 the Company has repurchased 639,302 shares as treasury shares at a cost of $22,498,467. At December 31, 2004 a total of 639,202 treasury shares were cancelled and retired.

(8)  DISTRIBUTIONS TO SHAREHOLDERS

Four dividends totaling $21.50 and $36.50 per share were declared during the twelve months ended December 31, 2005 and 2004, respectively. The dividends are taxable to stockholders as dividend income.

The Company's directors have adopted a dividend policy to reflect the Company's intention to distribute to shareholders as dividends not less than all undistributed personal holding company income of the Company as defined in the Internal Revenue Code. In the Company's case, the sources of such income are primarily dividends, interest received, and gains on sales of securities. Dividends are paid quarterly and in the fourth quarter, if necessary, an adjusting dividend is paid to effect a distribution of all undistributed personal holding company income for the fiscal year. A special dividend of $20.00 per share in 2005 and $35.00 per share in 2004 were paid based on the Company's accumulated undistributed earnings and profits, the excess liquidity of the Company and the favorable income tax provisions accorded qualifying dividends under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

(9)  RELATED PARTY TRANSACTIONS

Each Director receives fees of $2,500 per directors' meeting attended and $1,000 per audit committee meeting attended. Effective September, 2005 the audit committee meeting fee was increased to $2,000 per meeting attended. Each Director received an additional $10,000 annual retainer fee. The Chairman of the Audit Committee received an additional $5,000 annual retainer fee. For the twelve months ended December 31, 2005 and 2004 directors' fees totaled $126,000 and $130,000, respectively.

The Company paid brokerage fees of $24,175 and $21,736 for the year ended December 31, 2005 and 2004, respectively. The Company has executed securities transactions through the brokerage firm of Trubee, Collins and Co., Inc., of which Brent D. Baird, President of the Company and an affiliated person of the Company, is a registered person. Trubee, Collins & Co., Inc. received brokerage fees of $4,200 and $6,775 during the year ended December 31, 2005 and 2004, respectively.

--------------------------------------------------------------------------------
Financial Highlights
For the Years Ended December 31
--------------------------------------------------------------------------------

                                                 2005           2004           2003           2002           2001
                                              -----------    -----------    -----------    -----------    -----------
FINANCIAL HIGHLIGHTS*
Investment income                             $      2.77    $      4.02    $      9.94    $      9.01    $      4.45
  Expenses (including income taxes)                   .96          (1.59)         (3.99)         (3.71)         (1.97)
                                              -----------    -----------    -----------    -----------    -----------
  Investment income - net                            3.73           2.43           5.95           5.30           2.48
  Net realized and unrealized gain (loss)
    on real estate and investments                   1.71           2.18          15.53          (4.49)          5.09
                                              -----------    -----------    -----------    -----------    -----------
  Total from investment operations                   5.44           4.61          21.48            .81           7.57
  Distributions from investment income -
    net                                            (21.50)        (36.50)        (26.50)         (3.50)         (2.00)
                                              -----------    -----------    -----------    -----------    -----------
Net increase (decrease) in net asset value         (16.06)        (31.89)         (5.02)         (2.69)          5.57
Net asset value:
  Beginning of year                                 61.45          93.34          98.36         101.05          95.48
                                              -----------    -----------    -----------    -----------    -----------
  End of year                                 $     45.39    $     61.45    $     93.34    $     98.36    $    101.05
                                              ===========    ===========    ===========    ===========    ===========
Market value end of year                      $     33.50    $     56.00    $     76.60    $     84.00    $     82.10
Total Net Assets                              $40,238,487    $54,479,289    $82,752,454    $89,606,585    $93,581,062
RATIOS
Ratio of expenses including income tax
  expense (benefit) to average net assets           (1.59)%         1.72%          3.77%          3.66%          1.97%
Ratio of expenses net of income tax
  expense (benefit) to average net assets            1.04%           .59%           .66%          0.68%          0.83%
Ratio of investment income - net to
  average net assets                                 6.16%          2.63%          5.62%          5.18%          2.48%
Portfolio turnover                                  17.31%         12.32%          9.66%         28.47%         42.83%
Total return based on market price                  (4.62)%        19.52%         23.22%          6.52%         13.74%
AVERAGE SHARES OUTSTANDING                        886,579        886,579        897,503        921,210        945,592

* Per share data is based upon the average number of shares outstanding for the year. The computation assumes that outstanding stock options were exercised and the proceeds used to purchase common stock.

--------------------------------------------------------------------------------
Computation of Net Asset Value per Share
For the Years Ended December 31, 2005 and 2004
--------------------------------------------------------------------------------

                                                               2005                     2004
                                                            -----------              -----------
Net Assets                                                  $40,238,487              $54,479,289
                                                            ===========              ===========
Shares Outstanding                                              886,579                  886,579
                                                            ===========              ===========
Net Assets Value per Share                                  $     45.39              $     61.45
                                                            ===========              ===========

First Carolina Investors, Inc.
--------------------------------------------------------------------------------

DIRECTORS

Bruce C. Baird
 President of
 Belmont Contracting Co., Inc.

Patrick W.E. Hodgson+
 President of Cinnamon Investments Ltd. and
 Chairman of Todd Shipyards Corporation

Theodore E. Dann, Jr.+
 President and CEO of
 ACH Foam Technologies, LLC

James E. Traynor+
 President of
 Clear Springs Development Co., LLC

H. Thomas Webb III++
 Senior Vice-President of
 Crescent Resources, Inc.

OFFICERS:

H. Thomas Webb III
 Chairman

Brent D. Baird++
 President

Bruce C. Baird
 Vice President, Secretary

Cynthia Raby
 Assistant Secretary

+Member of the Audit Committee
++Member of the Pricing Committee

REGISTRAR, TRANSFER AND DISBURSING AGENT
Continental Stock Transfer and Trust Company
17 Battery Place
New York, NY 10004

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
401 South Tryon Street
Charlotte, NC 28202

Item 2.  Code of Ethics.

         The Registrant adopted its Code of Ethics on October 17, 2002 and amended the reporting requirements set forth in the Code of Ethics on September 19, 2003 that applies to the Registrant's principal executive officer, its directors, and all individuals performing principal financial functions on behalf of the Registrant. The Registrant has not amended the Code of Ethics as described in the Form N-CSR during the year ended December 31, 2005. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the of the Code of Ethics as described in Form N-CSR during the year ended December 31, 2005. A copy of the Registrant's Code of Ethics may be obtained, free of charge, by contacting First Carolina Investors, Inc. in writing and requesting the same. The address is P. O. Box 1827, Fort Mill, SC 29716.

Item 3.  Audit Committee Financial Expert.

         The Registrant's Audit Committee does not have a financial expert. The Audit Committee is composed of three directors possessing vast business experience and diverse financial backgrounds. In the opinion of the Board of Directors and the Audit Committee, no one Audit Committee member can be designated an expert to cover all possible matters to be considered, but collectively, and with the assistance of outside experts, the Audit Committee feels it can address the Registrant's concerns effectively.

Item 4.  Principal Accountant Fees and Services.

         (a)      Audit Fees.

                  The aggregate KPMG LLP fees billed for 2005 and 2004 were $61,950 and $59,000 respectively, for professional services rendered for audit of the Registrant's financial statements, review of N-SAR and filing of N-17f-2 reports for the fiscal year ended December 31, 2005 and 2004.

         (b)      Audit Related Fees.

                  There were no audit related fees billed by KPMG LLP.

         (c)      Tax Fees.

                  The aggregate KPMG LLP fees billed for 2005 and 2004 were $50,900 and $34,500 respectively, for professional services rendered to the Registrant for federal and state tax return preparation and research.

         (d)      All Other Fees.

                  There were no other fees billed by KPMG LLP.

         (e)(1) Pursuant to Rule 2-10(c) (7) regulation S-X, the Registrant's Audit Committee has adopted pre-approval policies and procedures. The policies and procedures provide that audit, tax, audit-related fees and all other fees be proposed and pre-approved with the Audit Committee prior to the services being provided. The Audit Committee carefully considers the independence of the accountants and auditors and the reasonableness of the fees quoted in relation to the services anticipated. A copy of the pre-approval policy adopted by the Audit Committee will be forwarded upon written request to First Carolina Investors, Inc. at P. O. Box 1827, Fort Mill, South Carolina 29716.

            (2) The Registrant's Audit Committee pre-approved 100% of the services described in item 4(a)through (d) at a meeting dated November 17, 2005 for the 2006 fees and at a meeting dated December 4, 2004 for the 2005 fees.

         (f) All work was performed by KPMG LLP full-time, permanent employees.

         (g) All fees paid to KPMG LLP in 2005 and 2004 have been disclosed.

         (h) All fees and services provided by KPMG LLP set forth in this Report were pre-approved by the Audit Committee.

Item 5.  Audit Committee of Listed Registrants.

         Pursuant to Rule 10A-3 of the Securities Exchange Act of 1934, the Registrant has established a separately-designated standing Audit Committee consisting James E. Traynor (Chairman), Theodore E. Dann, Jr., and Patrick W. E. Hodgson.

Item 6.  Schedule of Investments.

         The schedule of investments is included as a part of the 2005 Annual Report of First Carolina Investors, Inc. filed under Item 1 on this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         The following Proxy Voting Policy, originally adopted on May 21, 2003 and restated on March 23, 2005 at a meeting of the Board of Directors of First Carolina Investors, Inc., is hereby stated as follows:

         "The Proxy Voting Policy of First Carolina Investors, Inc. (the "Fund") will be procedurally for the President to vote according to "management's recommendations" in the received proxies, provided the vote is in the best interest of the Fund, and to send a copy to the Assistant Secretary for filing in the business records at the Fund's headquarters. If the President believes it is not in the Fund's best interests to vote in accordance with "management's recommendations" on a proxy received, he will prepare a memorandum disclosing such reasons for disagreeing with "management's recommendations" which will be kept in the business records at the Fund's headquarters. In the event of a conflict of interest, the President will contact the Pricing Committee and the full Board of Directors of the Fund to discuss the issues. Copies of all proxies received and voted on will be available for all Directors and Officers to review at any time."

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         As of the date of this Report, Brent D. Baird, President, and portfolio manager, is primarily responsible for the day-to-day management of the Registrant's entire portfolio for 2006. Mr. Brent D. Baird has been primarily responsible for the Registrant's investment portfolio during the past five years. Mr. Brent D. Baird does not provide day- to-day management for any other listed portfolio. No compensation is received by Mr. Brent D. Baird. As a shareholder of Registrant, Mr. Brent D. Baird owns more than $1,000,000 in shares.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         The Registrant no longer repurchases its equity shares effective December 17, 2003.

Item 10. Submission of Matters to a Vote of Security Holders.

         There have been no material changes to the procedures disclosed in the Registrant's filings in which shareholders may recommend nominees to the Registrant's Board of Directors.

Item 11. Controls and Procedures.

         The Registrant's principal executive officer has concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) are adequate and satisfactory based on their evaluations of these controls and procedures at December 31, 2005. No significant changes in the internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses, has been deemed necessary.

Item 12. Exhibits

         (a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17CFR 270.30a-2(a)) attached as EX.99.302CERT.

         (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17CFR 270.30a-2(b)) attached as EX99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   FIRST CAROLINA INVESTORS, INC.

By:    /s/ Brent D. Baird
       ---------------------------------------
       Brent D. Baird, Chief Executive Officer

Date   February 28, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By

Date

The Company has no designated Chief Financial Officer at this time.